UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 8, 2010

FX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25386	87-0504461
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3006 Highland Drive, Suite 206
Salt Lake City, Utah		84106
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 486-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 8, 2010, FX Energy, Inc. (“Company”), entered into a placement agency agreement (“Placement Agreement”) with Pritchard Capital Partners, LLC (“Placement Agent”), pursuant to which Placement Agent agreed to use its reasonable best efforts to arrange for the sale of up to 1,500,000 shares of the Company’s common stock (“Shares”) in a public offering (“Offering”).  The Offering price of each Share shall be $6.00.  The sale of the Shares is being made pursuant to subscription agreements (“Subscription Agreements”) dated December 8, 2010, between the Company and each investor.  The Shares will be issued pursuant to the prospectus supplement filed with the Securities and Exchange Commission in connection with takedowns from the Company’s shelf registration statements on Form S-3 (File No. 333-155718, which became effective June 29, 2009, and File No. 333-171029, which became effective December 7, 2010).

Pursuant to the Placement Agreement, the Company has agreed to pay the Placement Agent a fee equal to 5% of the gross proceeds of the sale of the Shares received in the Offering.  The Company has also agreed to reimburse the Placement Agent for up to $50,000 incurred by it in connection with the Offering, including legal and other expenses of counsel to the Placement Agent.  The Placement Agreement also contains customary representations, warranties, covenants, and agreements by the Company, and customary conditions to closing and indemnification obligations of the Company and the Placement Agent.

The net proceeds to the Company of the Offering, after deducting Placement Agent fees and the Company’s estimated Offering expenses, are expected to be approximately $8,450,000.  The Company intends to use the net proceeds from this offering for general working capital purposes and to accelerate planned exploration and development activities and construction of production facilities in its project areas in Poland.  The Offering is expected to close December 13, 2010, subject to the satisfaction of customary closing conditions.

The descriptions of the Subscription Agreement and the Placement Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the Placement Agreement, to which the form of Subscription Agreement is attached as Exhibit A, which is filed as Exhibit 10.98 hereto and incorporated by reference.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number	Title of Document	Location

5	Opinion re: Legality
5.01	Opinion of Kruse Landa Maycock & Ricks, LLC	Attached

10	Material Contracts
10.98	Placement Agent Agreement between FX Energy, Inc., and Pritchard Capital Partners, LLC, with exhibits, including Form of Subscription Agreement	Attached

23	Consents of Experts and Counsel
23.01	Consent of Kruse Landa Maycock & Ricks, LLC	Incorporated by reference from Exhibit 5.01 of this Current Report on Form 8-K

99	Miscellaneous
99.01	Press Release dated December 8, 2010	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ENERGY, INC.
Registrant

Dated: December 8, 2010	By:	/s/ Clay Newton
Clay Newton, Vice President